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                                                              Rule 497(d)
                                                              Reg. No. 333-84343



                 Morgan Stanley Dean Witter Select Equity Trust
                    Select Turnaround Focus List Series 1999
                            Supplement to Prospectus
                             dated December 30, 1999


                  Fruit of the Loom, Ltd. announced on December 29, 1999 that it and certain of its U.S. subsidiaries have filed voluntary petitions with the U.S. Bankruptcy Court for the District of Delaware to reorganize under Chapter 11 of the U.S. Bankruptcy Code. The Company said that it initiated the
reorganization   to  obtain  working  capital  and  implement  a  financial  and operational restructuring. The Sponsor can not predict the result of the bankruptcy petition, what action the bankruptcy court will take, whether the reorganization will be successful, the value of Fruit of the Loom common stock in the Trust, or whether the stock will continue to be acquired or held by the Trust.